Leases	12 Months Ended
Dec. 31, 2024
Leases [Abstract]
LEASES
NOTE 5:-	LEASES

a.	The Company’s facilities are leased under operating lease agreements for periods ending no later than 2027.

On January 14, 2024, the Company entered into a new lease agreement for one of its premises, with the lease term extending through July 2027. The Company does not assume renewals in its determination of the lease term unless the renewals are deemed to be reasonably certain. Lease payments included in the measurement of the lease liability comprise the following: the fixed non-cancelable lease payments, payments for optional renewal periods, where it is reasonably certain the renewal period will be exercised, and payments for early termination options unless it is reasonably certain the lease will not be terminated early.

The Company has bank guarantees in connection with the facilities lease agreements in the total amount of $257. Accordingly, cash, in the same amount, was restricted in bank deposits. The Company also leases motor vehicles under various operating leases, the latest of which expires in 2027.

b.	The weighted average remaining lease term as of December 31, 2024, is 2.50 years.

Weighted average discount rate is 10.40%.

c.	The components of operating lease expense for the year ended December 31, 2024, were $1,042.

d.	Lease liability as of December 31, 2024, is as follows:

2025	$999
2026	966
2027	484

Total undiscounted lease payments	2,449
Less - imputed interest	(253)

Present value of lease liabilities	$2,196

e.	The following table presents supplemental cash flow information related to the lease costs for operating leases as of December 31, 2024:

Cash paid for amounts included in measurement of lease liability:
Operating cash flows for operating leases	$900

ROU asset recognized with corresponding lease liability:
Operating leases	$1,522